CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Grow Condos, Inc. (the "Registrant") on Form 10-K for the fiscal year ended June 30, 2017, as filed with the Commission on April 24, 2018 (the "Annual Report"), I, Wayne A. Zallen, Chief Executive Officer and Chief Financial Officer of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Annual Report as filed on April 24, 2018, and as amended on April 25, 2018, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated:  April 25, 2018

/s/ Wayne A. Zallen
Wayne A. Zallen
Chief Executive Officer and Chief Financial Officer